Exhibit 10.14

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO

SIDE LETTER AGREEMENT

This First Amendment to Side Letter Agreement (this “Amendment”) is entered into effective as of the last signature date hereto (the “Amendment Effective Date”), by and between Biomet 3i, LLC (successor and assignee of Zimmer Dental, Inc.), a Florida limited liability company (“Biomet 3i”), and RTI Surgical, Inc. (formerly RTI Biologics, Inc.), a Delaware corporation (“RTI”).

Recitals

A. Biomet 3i and RTI are parties to a Side Letter Agreement to Exclusive Distribution Agreement dated as of March 29, 2016 (the “Side Letter Agreement”).

B. Biomet 3i and RTI desire to amend the Side Letter Agreement, subject to and in accordance with the terms and conditions set forth in this Amendment.

C. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings given to them in the Side Letter Agreement.

Agreement

In consideration of the mutual covenants contained in this Amendment, the Side Letter Agreement and the Distribution Agreement, as well as other good and valuable consideration, the adequacy and sufficiency of such consideration being hereby agreed to and acknowledged, Biomet 3i and RTI hereby agree as follows:

1. DS Territory. Recital B of the Side Letter Agreement is hereby amended to expand the DS Territory to include the [****]. As of the Amendment Effective Date, the term “DS Territory” shall mean [****].

2. Cut-off Times. The table in Section 1(b) of the Side Letter Agreement is hereby replaced in its entirety with the following:

[****]

*All times are stated in the local time of [****].

3. Effect of Amendment. Except as specifically amended above, the Side Letter Agreement and the Distribution Agreement shall remain in full force and effect and are hereby ratified and confirmed.

4. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

*                *                 *

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its respective duly authorized representative as of the Amendment Effective Date.

RTI SURGICAL, INC.

By:	/s/ Robert P. Jordheim

Name: Robert P. Jordheim

Title: Executive Vice President & CFO

Date:	November 4, 2016

BIOMET 3i, LLC

By:	/s/ David Josza

Name:	David Josza

Title:	General Manager, Dental

Date:	November 7, 2016